EXHIBIT 10(c)(7)

                                THIRD AMENDMENT TO
                            TRADEMARK LICENSE AGREEMENT


                THIS AGREEMENT, made as of the 8th day of May, 1996,
         by  and between GOLD KIST INC., a cooperative marketing
         association organized pursuant to the Georgia Cooperative Marketing Act ( Licensor ), and GOLDEN POULTRY COMPANY,
         INC.,  a Georgia corporation ( Licensee ).
                               W I T N E S S E T H:
                WHEREAS, Licensor is the owner of certain trademarks
         which were licensed to Licensee by agreement made as of
         June   27, 1984, as amended by subsequent agreements dated July 1,
         1986, and July 25, 1990, (collectively referred to
         hereinafter   as the  Agreement ); and
                WHEREAS, the parties wish to amend the Agreement
         further by adding to Exhibit A attached thereto, which
         lists   the trademarks licensed under the Agreement, the trademark
          Gold Kist Farms  (Intent to Use filed by Licensor with the
         Patent and Trademark Office of the United States).
                NOW, THEREFORE, in consideration of the mutual
         covenants and agreements of the parties set forth herein,
         and   other good and valuable consideration, the parties do
         hereby   agree to amend the Agreement as follows:
         1.     The trademark  Gold Kist Farms  shall be added to
                Exhibit A to the Agreement, thereby making it a licensed trademark under the Agreement.
         2.     Except as amended herein, all of the terms and
                provisions of the Agreement, as amended, shall remain in full force and effect.
                IN WITNESS WHEREOF, this Agreement has been executed
         as  of the day and year first above written.

                           GOLD KIST INC., Licensor

                           By: /s/ Gaylord O. Coan
                           Title: Chief Executive Officer


                           GOLDEN POULTRY COMPANY, INC., Licensee

                           By: /s/ John Bekkers
                           Title:  Chairman of the Board